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                                                                EXHIBIT (10)(q)

                                 PROMISSORY NOTE

$600,000                                                DATED: JANUARY 23, 2002

         FOR VALUE RECEIVED, IRA D. KAPLAN AND CELINA T. KAPLAN (THE "BORROWERS"), A MARRIED COUPLE RESIDING AT 10221 S.W. 15TH STREET, PEMBROKE PINES, FLORIDA 33025, PROMISE TO PAY TO THE ORDER OF CLAIRE'S STORES, INC., A FLORIDA CORPORATION (THE "PAYEE"), AT THE OFFICES OF THE PAYEE LOCATED AT 3 S.W. 129TH AVENUE, PEMBROKE PINES, FLORIDA 33027, OR AT SUCH OTHER PLACE AS THE PAYEE MAY SPECIFY FROM TIME TO TIME, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL SUM OF SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($600,000) PLUS INTEREST ON DEMAND. THE UNPAID BALANCE OF THIS NOTE SHALL, UNTIL PAID IN FULL, BEAR INTEREST AT THE RATE OF 2.71% PER ANNUM. INTEREST, IF ANY, SHALL BE CALCULATED ON THE BASIS OF A 360-DAY YEAR AND A YEAR CONSISTING OF TWELVE 30-DAY MONTHS.

         THE BORROWERS MAY, AT THEIR OPTION, AT ANY TIME AND FROM TIME TO TIME, PREPAY ALL OR ANY PART OF THE PRINCIPAL BALANCE OF THIS NOTE, WITHOUT PENALTY OR PREMIUM. UPON FINAL PAYMENT OF THE PRINCIPAL AND INTEREST ON THIS NOTE, IT SHALL BE SURRENDERED TO THE BORROWERS FOR CANCELLATION.

         PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DISHONOR, PROTEST, NOTICE OF PROTEST AND ALL OTHER DEMANDS AND NOTICES IN CONNECTION WITH THE DELIVERY, PERFORMANCE AND ENFORCEMENT OF THIS NOTE ARE HEREBY WAIVED.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY CHOICE OF LAW PROVISIONS.

         THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREE THAT ANY SUCH DISPUTE SHALL, AT THE OPTION OF THE PAYEE, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.



                                          -------------------------------------
                                          IRA D. KAPLAN



                                          -------------------------------------
                                          CELINA T. KAPLAN